Exhibit 99.1

TURTLE BEACH CORPORATION AMENDS DEBT AGREEMENT

AND RESUMES SHARE REPURCHASES

-Pursuit of Comprehensive Refinancing to Further Enhance Capital Flexibility Continues-

SAN DIEGO, CA – June 16, 2025 – Turtle Beach Corporation (Nasdaq: TBCH, the “Company”), a leading gaming accessories brand, today announced that it has secured a waiver under its existing debt agreement, allowing for share repurchases of up to $5 million prior to June 30, 2025 pursuant to its new $75 million authorization announced on May 8th. This action reflects the Company’s continued commitment to return capital to shareholders and reinforces management’s confidence in the strength of the Company’s balance sheet and long-term outlook. In addition, as part of the amendment, the Company will pay down $5 million of its outstanding term loan debt facility.

Separately, the Company is actively engaged in discussions to refinance its outstanding loan balance on improved terms. The Company will provide an update on the refinancing process at the appropriate time.

About Turtle Beach

Turtle Beach Corporation (the “Company”) (corp.turtlebeach.com) is one of the world’s leading gaming accessory providers. The Company’s namesake Turtle Beach brand (www.turtlebeach.com) is known for designing best-selling gaming headsets, top-rated game controllers, award-winning PC gaming peripherals, and groundbreaking gaming simulation accessories. Innovation, first-to-market features, a broad range of products for all types of gamers, and top-rated customer support have made Turtle Beach a fan-favorite brand and the market leader in console gaming audio for over a decade. Turtle Beach Corporation acquired Performance Designed Products LLC (www.pdp.com) in 2024. Turtle Beach’s shares are traded on the Nasdaq Exchange under the symbol: TBCH.

Cautionary Note on Forward-Looking Statements

This press release includes forward-looking information and statements within the meaning of the federal securities laws. Except for historical information contained in this release, statements in this release may constitute forward-looking statements regarding assumptions, projections, expectations, targets, intentions, or beliefs about future events. Statements containing the words “may,” “could,” “would,” “should,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “goal,” “project,” “intend” and similar expressions, or the negatives thereof, constitute forward-looking statements. Forward-looking statements are only predictions and are not guarantees of performance. Forward-looking statements in this press release include, but are not limited to, statements regarding potential share repurchases by the Company and the potential refinancing of the Company’s outstanding loan balance. Forward-looking statements involve known and unknown risks and uncertainties, which could cause actual results to differ materially from those contained in any forward-looking statement. The inclusion of such information should not be regarded as a representation by the Company, or any person, that the objectives of the Company will be achieved. Forward-looking statements are based on management’s current beliefs and expectations, as well as assumptions made by, and information currently available to, management.

While the Company believes that its expectations are based upon reasonable assumptions, there can be no assurances that its goals and strategy will be realized. Numerous factors, including risks and uncertainties, may affect actual results and may cause results to differ materially from those expressed in forward-looking statements made by the Company or on its behalf. Some of these factors include, but are not limited to, our ability to refinance our indebtedness on terms favorable to the Company, trade policies, including the imposition of tariffs on imported goods and other trade restrictions, the release and availability of successful game titles, macroeconomic conditions affecting the demand for our products, logistic and supply chain challenges and costs, dependence on the success and availability of third-parties to manufacture and manage the logistics of transporting and distributing our products, the substantial uncertainties inherent in the acceptance of existing and future products, the difficulty of commercializing and protecting new technology, the impact of competitive products and pricing, general business and economic conditions, risks associated with the expansion of our business including the integration of any businesses we acquire and the integration of such businesses within our internal control over financial reporting and operations, our indebtedness, liquidity, and other factors discussed in our public filings, including the risk factors included in the Company’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, and the Company’s other periodic reports filed with the SEC. Except as required by applicable law, including the securities laws of the United States and the rules and regulations of the SEC, the Company is under no obligation to publicly update or revise any forward-looking statement after the date of this release whether as a result of new information, future developments or otherwise.

CONTACTS

Investor Information

ICR

646.277.1285

TBCH@icrinc.com

Public Relations & Media:

MacLean Marshall

Sr. Director, Global Communications

Turtle Beach Corporation

858.914.5093

maclean.marshall@turtlebeach.com